SUMMARY PROSPECTUS
TRAMX PRAMX	Investor Class I Class
March 1, 2018
T. Rowe Price Africa & Middle East Fund
A fund seeking long-term growth of capital through investments in common stocks of companies located (or with primary operations) in Africa and the Middle East.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2018, as amended or supplemented, and Statement of Additional Information, dated March 1, 2018, as amended or supplemented.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks long-term growth of capital by investing primarily in the common stocks of companies located (or with primary operations) in Africa and the Middle East.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class	I Class
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%	2.00%

Maximum account fee	$20 [a]	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.04%	1.04%

Distribution and service (12b-1) fees	—	—

Other expenses	0.50	0.27 [c,d]

Total annual fund operating expenses	1.54	1.31

Fee waiver/expense reimbursement	(0.12)[b]	(0.18)[c]

Total annual fund operating expenses after fee waiver/expense reimbursement	1.42	1.13 [c,d]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b  As a result of other class’ expense limitations, T. Rowe Price Associates, Inc. waived fund-level expenses ratably across all classes.

c T. Rowe Price Associates, Inc., has agreed (through February 28, 2019) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. Any expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed both: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; and (2) the current expense limitation on I Class Operating Expenses.

d Restated to reflect current fees.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your

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shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$145	$475	$828	$1,824
I Class	115	397	701	1,563

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 60.2% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in African and Middle Eastern companies. For purposes of determining whether the fund invests at least 80% of its net assets in African and Middle Eastern companies, the fund relies on the country assigned to a security by MSCI Inc. or another unaffiliated data provider. The fund expects to primarily invest in common stocks and participation notes (P-notes) linked to common stocks of companies located (or with primary operations) in Africa and the Middle East. The countries in which the fund normally invests include, but are not limited to, the following:

• Primary Emphasis: Bahrain, Egypt, Jordan, Kenya, Kuwait, Lebanon, Morocco, Nigeria, Oman, Qatar, Saudi Arabia, South Africa, and United Arab Emirates.

• Others: Algeria, Angola, Botswana, Ghana, Ivory Coast, Mauritius, Mozambique, Namibia, Niger Republic, Rwanda, Senegal, Syria, Tanzania, Tunisia, Uganda, Zambia, and Zimbabwe.

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in a single company and own more of the company’s voting securities than is permissible for a “diversified” fund. The fund’s portfolio is expected to be composed of investments in about 50 to 80 different companies, although the number could vary depending on market conditions. The fund may purchase the stocks of companies of any size. While most assets will be invested directly in common stocks, the fund may gain exposure to common stocks by purchasing P-notes that offer a return linked to a particular underlying common stock. P-notes are primarily used to invest indirectly in certain stocks that trade in a market that restricts foreign investors, such as the

Summary	3

fund, from investing directly in that market. The fund may make substantial investments (at times more than 25% of its total assets) in telecommunications and banking companies in various African and Middle Eastern countries.

While the adviser invests with an awareness of the outlook for certain industry sectors and individual countries within the region, the adviser’s decision-making process focuses on bottom-up stock selection. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects.

Security selection reflects a growth style. The adviser relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. The adviser seeks to purchase stocks of companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the adviser generally favors companies with one or more of the following characteristics:

• leading or improving market position;

• attractive business niche;

• attractive or improving franchise or industry position;

• seasoned management;

• stable or improving earnings and/or cash flow; and

• sound or improving balance sheet.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies if the fund’s overall investment selections or strategies fail to produce the intended results.

Risks of stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a particular company or industry.

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International investing risks Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. International securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, international investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S.

Emerging markets risks The risks of international investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in international developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less liquid and less efficient trading markets.

Frontier markets generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity.

P-note risks To the extent the fund invests in P-notes, it is subject to certain risks in addition to the risks normally associated with a direct investment in the underlying foreign securities the P-note seeks to replicate. As the purchaser of a P-note, the fund is relying on the creditworthiness of the counterparty issuing the P-note and does not have the same rights under a P-note as it would as a shareholder of the underlying issuer. Therefore, if a counterparty becomes insolvent, the fund could lose the total value of its investment in the P-note. In addition, there is no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Geographic concentration risks Because the fund concentrates its investments in a particular geographic region, the fund’s performance is closely tied to the social, political, and economic conditions within that region. Political developments and changes in regulatory, tax, or economic policy in particular countries within the region could significantly affect the markets in those countries as well as the entire region. As a result, the fund is likely to be more volatile than more geographically diverse international funds.

Many African and Middle Eastern countries have histories of dictatorships, political and military unrest, and financial troubles, and their markets should be considered extremely volatile even when compared to those of other emerging market countries.

Summary	5

Many of these countries tend to be highly reliant on the exportation of oil and other commodities so their economies can be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities.

Risks of investing in Saudi Arabia The ability of foreign investors (such as the fund) to invest in Saudi Arabian issuers is new and untested. Such ability could be restricted or revoked by the Saudi Arabian government at any time, and unforeseen risks could materialize due to foreign ownership in such securities. The economy of Saudi Arabia is dominated by petroleum exports. A sustained decrease in petroleum prices could have a negative impact on all aspects of the economy. Although the political situation in Saudi Arabia is currently stable, there remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, and there is no assurance of political stability in Saudi Arabia.

Industry risks Because the fund may invest significantly in telecommunications and banking companies, the fund is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in one or more of the industries that heavily impact telecommunications and banking companies. Telecommunications companies can be adversely affected by, among other things, changes in government regulation, intense competition, and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. Banks and other financial services companies can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and cost to borrow, and the rate of debt defaults.

Nondiversification risks As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a comparable diversified fund.

Investment style risks Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Market capitalization risks Because the fund may invest in companies of any size, its share price could be more volatile than a fund that invests only in large companies. Small and medium-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. Larger companies may not be able to attain the

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high growth rates of successful smaller companies, especially during strong economic periods, and they may be less capable of responding quickly to competitive challenges and industry changes.

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

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Average Annual Total Returns
	Periods ended
	December 31, 2017

					Inception
	1 Year	5 Years	10 Years		date
Investor Class					09/04/2007
Returns before taxes	23.64%	7.50%	-0.36%
Returns after taxes on distributions	23.34	6.97	-0.93
Returns after taxes on distributions
and sale of fund shares	13.80	5.80	-0.40
I Class					03/06/2017
Returns before taxes	—	—	—

MSCI Arabian Markets & Africa 10/40 IMI Index (reflects no deduction for fees, expenses, or taxes)a
	18.11	3.62	4.16	c

S&P Emerging/Frontier ME & Africa BMI ex IL (reflects no deduction for fees, expenses, or taxes)
	19.86	4.20	0.57
Combined Index Portfolio (reflects no deduction for fees, expenses, or taxes)b
	19.86	4.20	1.31
Lipper Emerging Markets Funds Average
	34.57	4.26	1.49		FALSE

a Effective January 1, 2018, the MSCI Arabian Markets & Africa 10/40 IMI Index replaced the S&P Emerging/Frontier ME & Africa BMI ex IL as the fund’s primary benchmark. The MSCI Index is a better reflection of the fund’s investment universe and strategy.

b Combined Index Portfolio is an unmanaged linked performance portfolio composed of: 100% S&P IFCG Africa & Middle East Index (excluding Saudi Arabia and Israel) through 6/30/09 (prior to 9/1/08, the index excluded Kuwait); 100% MSCI Arabian Markets & Africa Index from 7/1/09 through 9/29/10; and 100% S&P Emerging/Frontier ME & Africa BMI ex IL from 9/30/10 forward.

c Return as of 11/30/10.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Investment Sub-adviser T. Rowe Price International Ltd (T. Rowe Price International)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Oliver D.M. Bell	Chairman of Investment Advisory Committee	2011	2011

Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a

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small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums may be waived or modified for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The I Class generally requires a $1,000,000 minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum may be waived for intermediaries and retirement plans maintaining omnibus accounts, and certain institutional client accounts for which T. Rowe Price or its affiliate has discretionary investment authority.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. However, the fund and its investment adviser do not pay broker-dealers and other financial intermediaries for sales or related services of the I Class shares.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F168-045 3/1/18